

Exhibit 99.1

# Investor Presentation

THE DIXIE GROUP

June 2010



# Forward-Looking Statements

THE DIXIE GROUP

Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

# Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Entered floorcovering in 1993 and exited textiles in 1999 - now 100% floorcovering
- Eight floorcovering acquisitions in the '90's
- Exclusively focused on upper end markets
- Traditionally we have outperformed the industry and expect to do so in the future

# Dixie Today



- **Commitment to brands in the upper-end market with strong growth potential**
- **Diversified between Commercial and Residential markets**
- **Diversified customer base**
  - —Top 10 carpet customers - 11% of carpet sales
  - —Top 20 carpet customers - 14% of carpet sales

# The Industry

THE DIXIE GROUP

## 2006 Broadloom Carpet End Use

**Sales $10.19 Billion**


Commercial
35%
Residential
65%

## 2009 Broadloom Carpet End Use

**Sales $7.00 Billion**


Commercial
41%
Residential
59%

Source: CRI

**Commercial %**
**2001 – 2009**
From 32% to 42%

# The Industry

THE DIXIE GROUP



Fixed Investment as % of GDP
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1947 Q1
1949 Q1
1951 Q1
1953 Q1
1955 Q1
1957 Q1
1959 Q1
1961 Q1
1963 Q1
1965 Q1
1967 Q1
1969 Q1
1971 Q1
1973 Q1
1975 Q1
1977 Q1
1979 Q1
1981 Q1
1983 Q1
1985 Q1
1987 Q1
1989 Q1
1991 Q1
1993 Q1
1995 Q1
1997 Q1
1999 Q1
2001 Q1
2003 Q1
2005 Q1
2007 Q1
2009 Q1
Residential Fixed Investment % of GDP
Comercial Structures Fixed Investment as % of GDP
Residential 62 Yr Average
Commercial 62 Yr Average

Source: U.S. Census Bureau

# The Industry


Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
12 – 18 month dips in shipments during recessionary times
Multi-year decline in this downturn

Source: U.S. Census Bureau & CRI Estimate

# Sales Dollars % Change VS Prior Yr Quarter

THE DIXIE GROUP


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Precent Change
Industry
Dixie
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010

Dixie up 13% QTD for the first 12 weeks

# 2009 US Carpet Manufacturers

THE DIXIE GROUP

| Carpet & Rug Sales | Dollars in Millions | % Total |
|---|---|---|
| Shaw | $3,025 | 31.4% |
| Mohawk | $2,479 | 25.8% |
| Beaulieu | $857 | 8.9% |
| Interface | $423 | 4.4% |
| The Dixie Group | $199 | 2.1% |
| Others | $2,642 | 27.4% |
| Total Industry | $9,625 | 100.0% |

# Dixie Group Carpet Sales

THE DIXIE GROUP

## Dixie Carpet and Rug Sales by End Market

Commercial %
2001 – 2009
From 29% to 38%


High-End Commercial, 33%
High-End Residential, 67%

# Residential Positioning of The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
ESTIMATED DATA
TOTAL MARKET: SQUARE YARDS OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$7
INDUSTRY AVERAGE
$14
$21
$28
$35
$42
$49
PRICE / SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

# Dixie High-End Residential Sales

THE DIXIE GROUP

## Year 2006



Dixie Home, 32%
Masland, 42%
Fabrica, 26%

## Year 2009



Dixie Home, 33%
Masland, 47%
Fabrica, 20%









# Dixie High-End Residential Sales

THE DIXIE GROUP



## Sales by Segment for 2009


Contract, 3%
Furniture, 4%
Builder, 4%
Designer, 24%
Retailer, 55%
Distributor, 1%
Mass Merchant, 5%
Other, 3%
Specialty, 1%

## Sales by Segment for 2009 ( arrows versus 2006)




Builder, 4%
Distributor, 3%
Mass Merchant, 15%
Flooring Retailer, 78%

## Sales by Segment for 2006


Mass Merchant, 30%
Retailer & Other, 70%

## Sales by Segment for 2009


Mass Merchant, 15%
Retailer & Other , 85%

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
- Provides Dixie a "full line" to retailers
- Leverage needed by fiber suppliers for market access
- Selective distribution strategy attractive to retailers
- Growth initiatives –
  - Stainmaster® "value" products
  - Durasilk (polyester) collection

Masland CARPETS & RUGS

THE DIXIE GROUP

## Sales by Segment for 2009 ( arrows versus 2006)





Other, 7%
Furniture, 6%
Builders, 6%
Designer / To The Trade Showrooms, 31%
Retailers, 50%



- **Leading high-end brand with reputation for innovative styling, design and color**
- **High-end retail / designer driven**
- **Hand crafted and imported rugs**
- **Growth initiative –**
  - **New Stainmaster® products for more volume orientated price points**
  - **Wool products introduced in '07**

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP

## Sales by Segment for 2009 ( arrows versus 2006)





Furniture / Dept Stores, 9%
Special ty, 4%
Builders, 2%
Other, 1%
Decorators/ Design Trade, 50%
Retailers, 34%

FABRICA FINE CARPET & RUGS

THE DIXIE GROUP



- Premium high-end brand
- Designer focused
- Hand crafted and imported rugs
- Growth Initiative –
  - New products, heightened focus on retail penetration
  - Full service national supplier of wool to the designer trade with excellent service and support

Masland contract

THE DIXIE GROUP





## Sales by Segment for 2009 ( arrows versus 2006)



Hospitality, 30%
Assisted Living, 7%
Retail Stores, 21%
Store Planning, 8%
Other, 4%
Corporate, 30%

Channels: Interior Design Specifier and Commercial End User

Masland™
contract

THE DIXIE GROUP



- **Premium brand in the commercial marketplace**
- **Designer focused**
- **Strong national account base**
  - **Nordstrom's, Target, Sears, Olive Garden, Red Lobster, Victoria's Secret, Applebee's**
- **Growth Initiative -**
  - **Modular/carpet tile**
  - **Updated *"Energy Collection"***

# Dixie Sales Continuing Operations

($ in millions)

THE DIXIE GROUP



$331
17
314
$321
16
305
$283
11
272
$203
4
199
2006
2007
2008
2009
Carpet Sales

# Dixie Operating Income

($ in millions)

THE DIXIE GROUP

| | Y 2006 | Y 2007 | Y 2008 | Y 2009 |
|---|---|---|---|---|
| **Net Sales** | 331.1 | 320.8 | 282.7 | 203.5 |
| **Operating Income (Loss) (per GAAP)** | 16.6 | 16.7 | (28.4) | (45.3) |
| **Goodwill & Restructuring** | - | - | 29.9 | 37.0 |
| **Adjusted Operating Income (Loss)** | 16.6 | 16.7 | 1.5 | (8.4) |
| **Depreciation & Amortization** | 11.5 | 12.9 | 13.8 | 13.5 |
| **Adjusted EBITDA** | 28.1 | 29.7 | 15.3 | 5.1 |

- We have cut costs during the downturn to lower our break even point
- We have written off all of our goodwill

# Quarterly Sales & Operating Income

($ in millions)

THE DIXIE GROUP

| | Q1 09 | Q2 09 | Q3 09 | Q4 09 | Q1 10 |
|---|---|---|---|---|---|
| **Net Sales** | 47.6 | 52.6 | 50.5 | 52.8 | 50.5 |
| **Operating Loss (per GAAP)** | (39.2) | (0.5) | (1.7) | (4.0) | (2.3) |
| **Goodwill & Restructuring** | 33.0 | 0.1 | 0.6 | 3.3 | 0.2 |
| **Adjusted Operating Loss** | (6.1) | (0.3) | (1.1) | (0.7) | (2.1) |
| **Depreciation & Amortization** | 3.6 | 3.6 | 3.3 | 3.0 | 3.0 |
| **Adjusted EBITDA** | (2.6) | 3.2 | 2.2 | 2.3 | 0.9 |

- First quarter is historically our lowest quarter in net sales
- We have maintained a positive adjusted EBITDA in the last 4 quarters

# Dixie Cost Structure

THE DIXIE GROUP

**Considering the following assumptions:**

- Our current mix, noting that we are sensitive to mix
- Our current volume and cost structure
- Our current pricing (the price increase fully felt in July)

**Our cost structure if you do the math implies that:**

- Our break even from continuing operations is between $235 and $245 million in sales depending upon mix
- Our pre-tax profit improves by approximately $0.25 for every 1$ above break even sales level
- Our tax rate will return to a normal 34% from 31% today
- Our EBITDA at a break even from continuing operations is $16 million

# Dixie Cumulative Debt Reduction

($ in millions)

THE DIXIE GROUP



100
90
80
70
60
50
40
30
20
10
0
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

**We have reduced debt $32 million since the beginning of 2008**

Capital expenditures of $3+ million in 2010 versus depreciation and amortization of $11.7 million

# Dixie Capital Structure

($ in millions)

THE DIXIE GROUP

| | Dec. 27, 2008 | Mar 27, 2010 |
|---|---|---|
| Debt | $ 93.8 | $ 61.0 |
| Equity | 107.6 | 65.3 |
| Total Capitalization | $ 201.4 | $ 126.3 |
| | | |
| Debt toTotal Capitalization: | | |
| Senior Debt | 38.1% | 36.7% |
| Subordinated Debt | 8.5% | 11.6% |
| Total Debt | 46.6% | 48.3% |

# Current Business Conditions

THE DIXIE GROUP

**The carpet industry is in recovery mode**

- **Our sales up 13% Y/Y for the first 12 weeks of the quarter**
  - **Residential up 19% Y/Y, Commercial up 2% Y/Y**
  - **Our 2nd quarter sales up approximately 17.5% over 1st quarter**
- **Actions to consolidate facilities and make organizational changes and cut expenses have positioned us for a return to profitability**
- **Raw material costs increased in 2010 but the industry has passed along price increases to cover those costs**

# Outlook

THE DIXIE GROUP

**Although the industry has experienced a difficult period, we are encouraged by:**

- **Positive market reception to our new products:**
  - Masland and Fabrica Wool Collections
  - Durasilk (polyester)
  - Masland Avenue – new technology with a woven look
  - Modular / Carpet Tile
- **Carpet price increases will be fully implemented by Q3**
- **Successful realignment of our organizational structure**
- **Have invested significantly in our capabilities for future growth**



Masland contract

DIXIE HOME



THE DIXIE GROUP



FABRICA FINE CARPET & RUGS

Masland CARPETS & RUGS

